Lake City Bank
Deferred Compensation Plan
Master Plan Document


                          BEST PRACTICES SAMPLE FORM
            (Use Only After Consulting With Tax And Legal Advisor)
















                           Effective January 1, 2004

















                              Copyright (C) 2003
                           By Clark Consulting, Inc.
                          Executive Benefits Practice
                              All Rights Reserved


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Lake City Bank
Deferred Compensation Plan
Master Plan Document

                               TABLE OF CONTENTS

                                                                           Page

ARTICLE 1           Definitions...............................................1

ARTICLE 2           Selection, Enrollment, Eligibility........................5

           2.1      Selection by Committee....................................5

           2.2      Enrollment Requirements...................................6

           2.3      Eligibility; Commencement of Participation................6

           2.4      Termination of Participation and/or Deferrals.............6

ARTICLE 3           Deferral Commitments/Vesting/Crediting/Taxes..............6

           3.1      Minimum Deferrals.........................................6

           3.2      Maximum Deferral..........................................6

           3.3      Election to Defer; Effect of Election Form................7

           3.4      Withholding and Crediting of Annual Deferral Amounts......7

           3.5      Vesting...................................................7

           3.6      401(k) Restoration Matching Amount........................7

           3.7      Crediting/Debiting of Account Balances....................8

           3.8      FICA and Other Taxes......................................9

ARTICLE 4           Deduction Limitation.....................................10

           4.1      Deduction Limitation on Benefit Payments.................10

ARTICLE 5           In-Service Distribution; Unforeseeable Financial
                    Emergencies Withdrawal Election..........................10

           5.1      In-Service Distribution..................................10

           5.2      Other Benefits Take Precedence Over In-Service
                    Distributions............................................11

           5.3      Withdrawal Payout/Suspensions for Unforeseeable
                    Financial Emergencies....................................11

ARTICLE 6           Retirement Benefit.......................................12

           6.1      Retirement Benefit.......................................12

           6.2      Retirement Benefit Election of Payment...................12

           6.3      Timing of Retirement Distribution........................12

           6.4      One-time Election to Change Retirement Distributions.....12

           6.5      Failure to Make a Retirement Distributin Election........12

ARTICLE 7           Termination Benefit......................................12

           7.1      Termination Benefit......................................12

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           7.2      Payment of Termination Benefit...........................13

ARTICLE 8           Disability Waiver and Benefit............................13

           8.1      Disability Waiver........................................13

           8.2      Continued Eligibility; Disability Benefit................13

ARTICLE 9           Survivor Benefit.........................................14

           9.1      Survivor Benefit.........................................14

           9.2      Payment of Survivor Benefit..............................14

ARTICLE 10          Beneficiary Designation..................................14

           10.1     Beneficiary..............................................14

           10.2     Beneficiary Designation; Change of Beneficiary
                    Designation..............................................14

           10.3     Acknowledgement..........................................15

           10.4     No Beneficiary Designation...............................15

           10.5     Doubt as to Beneficiary..................................15

           10.6     Discharge of Obligations.................................15

ARTICLE 11          Leave of Absence.........................................15

           11.1     Paid Leave of Absence....................................15

           11.2     Unpaid Leave of Absence..................................15

ARTICLE 12          Termination, Amendment or Modification...................16

           12.1     Termination..............................................16

           12.2     Amendment................................................16

           12.3     Plan Agreement...........................................17

           12.4     Effect of Payment........................................17

ARTICLE 13          Administration...........................................17

           13.1     Committee Duties.........................................17

           13.2     Administration Upon Change In Control....................17

           13.3     Agents...................................................17

           13.4     Binding Effect of Decisions..............................17

           13.5     Indemnity of Committee...................................18

           13.6     Employer Information.....................................18

ARTICLE 14          Other Benefits and Agreements............................18

           14.1     Coordination with Other Benefits.........................18

ARTICLE 15          Claims Procedures........................................18

           15.1     Presentation of Claim....................................18

           15.2     Notification of Decision.................................18

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           15.3     Review of a Denied Claim.................................19

           15.4     Decision on Review.......................................19

           15.5     Legal Action.............................................20

ARTICLE 16          Trust....................................................20

           16.1     Establishment of the Trust...............................20

           16.2     Interrelationship of the Plan and the Trust..............20

           16.3     Distributions From the Trust.............................20

ARTICLE 17          Miscellaneous............................................20

           17.1     Status of Plan...........................................20

           17.2     Unsecured General Creditor...............................20

           17.3     Employer's Liability.....................................21

           17.4     Nonassignability.........................................21

           17.5     Not a Contract of Employment.............................21

           17.6     Furnishing Information...................................21

           17.7     Terms....................................................21

           17.8     Captions.................................................21

           17.9     Governing Law............................................21

           17.10    Notice...................................................21

           17.11    Successors...............................................22

           17.12    Spouse's Interest........................................22

           17.13    Validity.................................................22

           17.14    Incompetent..............................................22

           17.15    Court Order..............................................22

           17.16    Distribution in the Event of Taxation....................23

           17.17    Insurance................................................23

           17.18    Legal Fees...............................................23







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Lake City Bank
Deferred Compensation Plan
Master Plan Document


                                LAKE CITY BANK
                          DEFERRED COMPENSATION PLAN
                           Effective January 1, 2004

                                    Purpose

         The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated Employees who contribute materially to the continued growth, development and future business success of Lake City Bank, an Indiana state bank with its main office in Warsaw, Indiana, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                   ARTICLE 1
                                  Definitions

         For the purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1      "401(k) Plan" shall mean the "Lake City Bank 401(k) Retirement Plan."

1.2 "401(k) Restoration Matching Account" shall mean (i) the sum of all of a Participant's 401(k) Restoration Matching Amounts, plus (ii) amounts credited (earnings, contributions, etc.) to the Participant's 401(k) Restoration Matching Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's 401(k) Restoration Matching Account, less amounts debited (deemed losses, distributions, etc.) from the Participant's 401(k) Restoration Matching Account in accordance with this Plan.

1.3 "401(k) Restoration Matching Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.6.

1.4 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of the Deferral Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.5 "Annual Deferral Amount" shall mean that portion of a Participant's Base Salary or Bonus that a Participant defers in accordance with
         Article 3 for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.6 "Annual Installment Method" shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: (i) for the first annual

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         installment, the Account Balance of the Participant shall be calculated as of the close of business on or around the last business day of the Plan Year in which the Participant Retires or is deemed to have Retired in accordance with Section 8.2(c), as determined by the Committee in its sole discretion, and (ii) for remaining annual installments, the Account Balance of the Participant shall be calculated on every applicable anniversary of the last business day of the Plan Year in which the Participant Retires or is deemed to have Retired in accordance with Section 8.2(c). Each annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one and the denominator of which is the remaining number of annual payments due the Participant. By way of example, if the Participant elects a ten (10) year Annual Installment Method, the first payment shall be 1/10 of the Account Balance, calculated as described in this definition. The following year, the payment shall be 1/9 of the Account Balance, calculated as described in this definition.

1.7 "Bank" shall mean Lake City Bank, an Indiana state bank, and any successor to all or substantially all of the Bank's assets or business.

1.8 "Base Salary" shall mean the annual cash compensation relating to services performed during any calendar year, excluding distributions from nonqualified deferred compensation plans, bonuses, commissions, overtime, fringe benefits, all compensation recognized or related to any equity-based compensation (e.g., stock options, restricted stock, stock grants, or stock appreciation rights), relocation expenses, incentive payments, non-monetary awards, director fees and other fees, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of the Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), pursuant to plans established by the Employer; provided, however, that all such amounts will be included in compensation only to the extent that had there been no such plan, the amount would have been payable in cash to the Employee.

1.9 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 10, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.10 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.11     "Board" shall mean the board of directors of the Bank.

1.12 "Bonus" shall mean any compensation, in addition to Base Salary, earned by a Participant for services rendered during a Plan Year, under the Employer's annual bonus, commission, and cash incentive plans, excluding any equity-based compensation (e.g., stock options, restricted stock, stock grants, or stock appreciation rights).

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1.13     "Change in Control" shall mean:

         (a) The consummation of the acquisition by any "person" (as such term is defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("1934 Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of Lakeland Financial Corporation (the "Company"); or

         (b) The individuals who, as of date hereof, are members of the board of directors of the Company (the "Company Board") cease for any reason to constitute a majority of the Company Board, unless the election, or nomination for election by the Company stockholders, of a new Company director was approved by a vote of a majority of the Company Board, and such new director shall, for purposes of this Plan, be considered as a member of the Company Board; or

         (c) Consummation by the Company of (i) a merger or consolidation of the Company, if the Company stockholders immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation, in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation or (ii) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

                  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company immediately prior to such acquisition.

1.14     "Claimant" shall have the meaning set forth in Section 15.1.

1.15 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.16     "Committee" shall mean the committee described in Article 13.

1.17 "Deduction Limitation" shall mean the limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan, as set forth in Article 4.

1.18 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited (earnings, contributions, etc.) to the Participant's Deferral Account in


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         accordance with this Plan, plus (iii) any 401(k) Restoration Match credited to Participant's Deferral Account, less (iv) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account, less amounts debited (deemed losses, distributions, etc.) from the Participant's Deferral Account in accordance with this Plan.

1.19 "Director" shall mean any member of the board of directors of the Employer.

1.20 "Disability" or "Disabled" shall mean a determination that a Participant is disabled made by either (i) the carrier of any individual or group disability insurance policy, sponsored by the Participant's Employer, or (ii) the Social Security Administration. Upon request by the Employer, the Participant must submit proof of the carrier's or Social Security Administration's determination.

1.21     "Disability Benefit" shall mean the benefit set forth in Article 8.

1.22 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.23     "Employee" shall mean a person who is an employee of the Employer.

1.24 "Employer" shall mean the Bank and/or any of its subsidiaries (now in existence or hereafter formed or acquired).

1.25 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.26 "In-Service Distribution" shall mean the distribution set forth in Section 4.1.

1.27 "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan,
         (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.28 "Plan" shall mean the Lake City Bank Deferred Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.29 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between the Employer and a Participant. Each Plan Agreement executed by a Participant and the Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and


                                      4
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         any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.30 "Plan Year" shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

1.31 "Retirement," "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment from the Employer for any reason (other than an approved leave of absence, death or Disability) upon the attainment of age fifty-five (55) and after at least ten (10) years of service.

1.32    "Retirement Benefit" shall mean the benefit set forth in
         Article 6.

1.33     "Survivor Benefit" shall mean the benefit set forth in Article 9.

1.34     "Termination Benefit" shall mean the benefit set forth in Article 7.

1.35 "Termination of Employment" shall mean the severing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an approved leave of absence.

1.36 "Trust" shall mean one or more trusts established shall mean one or more trusts established by the Bank in accordance with
         Article 16.

1.37 "Unforeseeable Financial Emergency" shall mean a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant, the Participant's spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

1.38 "Years of Service" shall mean the total number of full years in which a Participant has been employed by one or more Employers. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. The Committee shall make a determination as to whether any partial year of employment shall be counted as a Year of Service.

                                  ARTICLE 2
                      Selection, Enrollment, Eligibility

2.1 Selection by Committee. Participation in the Plan shall be limited to a select group of management and highly compensated Employees of the Employer, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

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2.2      Enrollment Requirements. As a condition to participation, each selected Employee shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within thirty (30) days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 Eligibility; Commencement of Participation. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee shall commence participation in the Plan on the first day of the month following the month in which the Employee completes all enrollment requirements. If an Employee fails to meet all such requirements within the period required, in accordance with Section 2.2, that Employee shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.4 Termination of Participation and/or Deferrals. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or
         (iii) immediately distribute the Participant's Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.

                                  ARTICLE 3
                 Deferral Commitments/Vesting/Crediting/Taxes

3.1      Minimum Deferrals.

         (a) Minimum Annual Deferral Amount. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Salary or Bonus in a minimum amount of one thousand dollars ($1,000). If Participant elects less than the stated minimum amount, or if Participant fails to make an election, the amount deferred shall be zero.(a)

         (b) Short Plan Year. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the minimum Annual Deferral Amount shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is twelve (12).

3.2      Maximum Deferral.

         (a) Maximum Annual Deferral Amount. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Salary or Bonus up to the following maximum percentages for each deferral elected:

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                         Deferral                Minimum Amount
            ------------------------------ ---------------------------
                       Base Salary                     50%
                       Bonus                           50%

         (b) Short Plan Year. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount (i) with respect to Base Salary shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance, and (ii) with respect to Bonus, shall be limited to those amounts deemed eligible for deferral, in the sole discretion of the Committee.

3.3      Election to Defer; Effect of Election Form.

         (a) First Plan Year. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above), and accepted by the Committee. Any such deferral election shall be applicable only to services rendered subsequent to the deferral election.

          (b) Subsequent Plan Years. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering a new Election Form to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year.

3.4 Withholding and Crediting of Annual Deferral Amounts. For each Plan Year, the Base Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Salary. The Bonus portion of the Annual Deferral Amount shall be withheld at the time the Bonus is or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself. Annual Deferral Amounts shall be credited to a Participant's Deferral Account at the time such amounts would otherwise have been paid to the Participant.

3.5 Vesting. A Participant shall at all times be 100% vested in his or her Deferral Account, subject to the provisions of

3.6 401(k) Restoration Matching Amount. In the event any elective deferrals under the 401(k) Plan are required to be returned to Participant because of the nondiscrimination rules set forth in Code
         Section 401(k), the amount determined to be returnable shall immediately and directly be transferred to this Plan (subject to the limits set forth herein), if the Participant shall have previously so elected in writing on a form prescribed and filed with the Administrator. To the extent elective deferrals are transferred to this Plan from the 401(k) Plan, the actual amount which may be so transferred shall be pro rated to exclude a percentage thereof which the Administrator determines is allocable to a portion of the Plan Year during which the individual was not a Participant in the Plan. A Participant may revoke an election under this Section, prospectively only, by filing a new form with the Administrator prior to the Plan Year for which it is effective. 3.6 Any elective deferrals made by Participant and transferred to this Plan under this Section 3.6 will be credited to the 401(k) Restoration Matching Account, and will be credited with a 401(k) Restoration Matching Amount on the same basis as under the 401(k) Plan, but only to the extent that the elective deferrals would have been matched if they had been contributed to the 401(k) Plan. In addition, the Bank shall also credit Participant with an amount to the extent that Participant forfeits matching contributions under the 401(k) Plan due to the application of the nondiscrimination rules set forth in Code Sections 401(k) and 401(m), respectfully.

         (a) Vesting of 401(k) Restoration Matching Amount. Participant shall be fully vested in each year's 401(k) Restoration Matching Amount, subject to the following schedule:

                      Years of Service               Percent Vested
               ------------------------------ -----------------------------
                              1                            20%
                              2                            40%
                              3                            60%
                              4                            80%
                     5 (after 500 hours)                  100%

3.7 Crediting/Debiting of Account Balances. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

         (a)      Measurement Funds. Subject to the restrictions found in
                  Section 3.7(a)(i) below, the Participant may elect one or more of the measurement funds selected by the Committee, in its sole discretion, which are based on certain mutual funds (the "Measurement Funds"), for the purpose of crediting or debiting additional amounts to his or her Account Balance. As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the first calendar quarter that begins at least thirty (30) days after the day on which the Committee gives Participants advance written notice of such change.

                  (i) Election of Measurement Funds. Subject to the restrictions found in this Section 3.7(a)(i), a Participant, in connection with his or her initial deferral election in accordance with Section
                           3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s)(as described in Section 3.7(a) above) to be used to determine the amounts to be credited or debited to his or her Account Balance. If a Participant does not elect any of the Measurement Funds as described in the previous sentence, the Participant's Account Balance shall automatically be allocated into the lowest-risk Measurement Fund, as determined by the Committee, in its sole discretion. Subject to the restrictions found in Section 3.7(b) below, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the amounts to be credited or debited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply as of the first business day deemed reasonably practicable by the Committee, in its sole discretion, and shall continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.

         (b) Proportionate Allocation. In making any election described in Section 3.7(a)(i) above, the Participant shall specify on the Election Form, in increments of one percent (1%), the percentage of his or her Account Balance to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Account Balance).

         (c) Crediting or Debiting Method. The performance of each Measurement Fund (either positive or negative) will be determined by the Committee, in its sole discretion on a daily basis based on the manner in which such Participant's Account Balance has been hypothetically allocated among the Measurement Funds by the Participant.

         (d) No Actual Investment. Notwithstanding any other provision of this plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation of his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Bank or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the investments on which the Measurement Funds are based, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Bank or the Trust; the Participant shall at all times remain an unsecured creditor of the Bank.

3.8      FICA and Other Taxes.

         (a) Annual Deferral Amounts. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Salary and/or Bonus amounts that are not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.8.

         (b) Distributions. The Participant's Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

                                  ARTICLE 4
                             Deduction Limitation

4.1 Deduction Limitation on Benefit Payments. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section
         3.7 above, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

                                  ARTICLE 5
         In-Service Distribution; Unforeseeable Financial Emergencies;
                              Withdrawal Election

5.1 In-Service Distribution. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect to receive an In-Service Distribution from the Plan with respect to all or a portion of the Annual Deferral Amount. The In-Service Distribution shall be a lump sum payment in an amount that is equal to the portion of the Annual Deferral Amount that the Participant elected to have distributed as an In-Service Distribution, plus amounts credited or debited in the manner provided in Section 3.7(c) above on that amount, calculated as of the close of business on or around the date on which the In-Service Distribution becomes payable, as determined by the Committee in its sole discretion. Subject to the other terms and conditions of this Plan, each In-Service Distribution elected shall be paid out during a sixty (60) day period commencing immediately after the first day of any Plan Year designated by the Participant. The Plan Year designated by the Participant must be at least three Plan Years after the end of the Plan Year in which the Annual Deferral Amount is actually deferred. By way of example, if an

         In-Service Distribution is elected for Annual Deferral Amounts that are deferred in the Plan Year commencing January 1, 2004, the In-Service Distribution would become payable during a sixty (60) day period commencing January 1, 2008.

5.2 Other Benefits Take Precedence Over In-Service Distributions. Should an event occur that triggers a benefit under Article 6, 7, 8 or 9, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to an In-Service Distribution election under Section
         5.1 shall not be paid in accordance with Section 5.1 but shall be paid in accordance with the other applicable Article.

5.3      Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies.

         (a) If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to suspend deferrals of Base Salary or Bonus required to be made by such Participant, to the extent deemed necessary by the Committee to satisfy the Unforeseeable Financial Emergency. If suspension of deferrals is not sufficient to satisfy the Participant's Unforeseeable Financial Emergency, or if

                  (i)  Reimbursement or compensation by insurance or otherwise;
                       or

                  (ii) Liquidation of Participant's assets (to the extent the liquidation would not itself cause severe financial hardship)

cannot satisfy the Participant's Unforeseeable Financial Emergency, then the Participant may further petition the Committee to receive a partial or full payout from the Plan. The Participant shall only receive a payout from the Plan to the extent such payout is deemed necessary by the Committee to satisfy the Participant's Unforeseeable Financial Emergency, plus an amount necessary to pay taxes reasonably anticipated as a result of the distribution.

         (b) The payout shall not exceed the lesser of (i) the Participant's Account Balance, calculated as of the close of business on or around the date on which the amount becomes payable, as determined by the Committee in its sole discretion, or (ii) the amount reasonably needed to satisfy the Unforeseeable Financial Emergency, plus an amount necessary to pay taxes reasonably anticipated as a result of the distribution.

         (c) If the Committee, in its sole discretion, approves a Participant's petition for suspension, the Participant's deferrals under this Plan shall be suspended as of the date of such approval. If the Committee, in its sole discretion, approves a Participant's petition for suspension and payout, the Participant's deferrals under this Plan shall be suspended as of the date of such approval and the Participant shall receive a payout from the Plan within sixty (60) days of the date of such approval.

                                  ARTICLE 6
                              Retirement Benefit

6.1 Retirement Benefit. A Participant who Retires shall receive, as a Retirement Benefit, his or her Account Balance, calculated as of the close of business on or around the last business day of the Plan Year in which the Participant Retires.

6.2 Retirement Benefit Election of Payment. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to an Annual Installment Method of up to ten (10) years.

6.3 Timing of Retirement Distribution. If Participant is considered a "key employee" (as defined in Section 416(i) of the Code), then any distribution of Retirement amounts to Participant may only commence six (6) months following Participant's Termination of Employment. Otherwise, Retirement distributions shall commence no later than sixty (60) days after the last day of the Plan Year in which the Participant Retires. Remaining installments, if any, shall be paid no later than sixty (60) days after each anniversary of the last day of the Plan Year in which the Participant Retires.

6.4 One-time Election to Change Retirement Distributions. On a one-time basis, a Participant may elect (i) an allowable alternative payout period, or (ii) an alternative payout form by submitting a new Election Form to the Committee. Any such election (i) must be on an Election Form submitted to and accepted by the Committee in its sole discretion at least twelve (12) months prior to the first scheduled Retirement payment under this Section; (ii) must require that the first payment with respect to which such election is made be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made; and (iii) may not accelerate the payment or shorten the payment stream in any way (For example, a Participant may not elect to take a lump sum in lieu of installments). The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit.

6.5 Failure to Make a Retirement Distribution Election. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made on the later of: (i) one-hundred eighty (180) days after Participant's Termination of Employment (if Participant is considered a "key employee," as defined in Section 416(i) of the Code), or if Participant is not a "key employee," then sixty (60) days after Participant's Termination of Employment; or
         (ii) the last day of the Plan Year in which the Participant Retires.

                                  ARTICLE 7
                              Termination Benefit

7.1 Termination Benefit. A Participant who experiences a Termination of Employment shall receive a Termination Benefit, which shall be equal to the Participant's Account Balance, calculated as of the close of business on or around the last business day of the Plan Year in which the Participant experiences a Termination of Employment, as determined by the Committee in its sole discretion.

7.2 Payment of Termination Benefit. If Participant is considered a "key employee" (as defined in Section 416(i) of the Code), then any Termination Benefit payments to Participant may only commence six (6) months following Participant's Termination of Employment. Otherwise, the Termination Benefit shall be paid to the Participant in a lump sum payment no later than sixty (60) days after the last day of the Plan Year in which the Participant experiences the Termination of Employment.

                                  ARTICLE 8
                         Disability Waiver and Benefit

8.1      Disability Waiver.

         (a) Waiver of Deferral. A Participant who is determined to be suffering from a Disability shall continue to be eligible for the benefits provided in Articles 3, 6, 7, 8 or 9 in accordance with the provisions of those Articles. However, such Disabled Participant shall be excused from fulfilling his or her Annual Deferral Amount commitment that would otherwise have been withheld during the remainder of the Plan Year in which the Participant first suffers the Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections.

         (b) Deferral Following Disability. If a Participant returns to employment with an Employer after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

8.2      Continued Eligibility; Disability Benefit.

         (a) Continued Eligibility. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, and shall be eligible for the benefits provided for in Articles 3, 6, 7 or 9 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, deem the Participant's employment to have terminated at any time after such Participant is determined to be suffering a Disability.

         (b) Deemed Termination of Employment. If, in the Committee's discretion, the Disabled Participant's employment has terminated, and such Participant is not otherwise eligible to Retire, the Participant shall be deemed to have experienced a Termination of Employment for purposes of this Plan and will receive a Disability Benefit. The Disability Benefit shall be equal to his or her Account Balance, calculated as of the close of business on or around the date on which the Disabled Participant is deemed to have experienced a Termination of Employment, as determined by the Committee in its sole discretion. The Participant shall receive his or her Disability Benefit in a lump sum payment no later than sixty
                  (60) days after the date on which the Committee deems the Disabled Participant to have experienced a Termination of Employment.

         (c) Deemed Retirement. If, in the Committee's discretion, the Disabled Participant's employment has terminated, and such Participant is otherwise eligible to Retire, the Participant shall be deemed to have Retired for purposes of this Plan and will receive a Disability Benefit. The Disability Benefit shall be equal to his or her Account Balance, calculated as of the close of business on or around the date on which the Participant is deemed to have Retired, as determined by the Committee in its sole discretion. The Participant shall receive his or her Disability Benefit in the same form in which such Participant elected to receive his or her Retirement Benefit. The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the date on which the Disabled Participant is deemed to have Retired. Remaining installments, if any, shall be paid no later than sixty (60) days after each anniversary of the date on which the Disabled Participant is deemed to have Retired.

                                  ARTICLE 9
                               Survivor Benefit

9.1 Survivor Benefit. The Participant's Beneficiary(ies) shall receive a Survivor Benefit upon the Participant's death which will be equal to the Participant's Account Balance, calculated as of the close of business on or around the date of the Participant's death, as selected by the Committee in its sole discretion, if the Participant dies prior to (i) his or her Retirement, Termination of Employment or Disability, or (ii) the complete distribution of his or her Retirement Benefit or Disability Benefit, calculated as of the close of business on or around the date of the Participant's death, as selected by the Committee in its sole discretion.

9.2 Payment of Survivor Benefit. The Survivor Benefit shall be paid to the Participant's Beneficiary(ies) in a lump sum payment no later than sixty (60) days after the date on which the Committee is provided with proof that is satisfactory to the Committee of the Participant's death.

                                  ARTICLE 10
                            Beneficiary Designation

10.1 Beneficiary. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

10.2 Beneficiary Designation; Change of Beneficiary Designation. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

10.3 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

10.4 No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided in Sections 10.1, 10.2 and 10.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

10.5 Doubt as to Beneficiary. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

10.6 Discharge of Obligations. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                  ARTICLE 11
                               Leave of Absence

11.1 Paid Leave of Absence. If a Participant is authorized by the Participant's Employer to take a paid leave of absence from the employment of the Employer, (i) the Participant shall continue to be considered eligible for the benefits provided in Articles 3, 5, 6, 7, 8 or 9 in accordance with the provisions of those Articles, and (ii) the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

11.2 Unpaid Leave of Absence. If a Participant is authorized by the Participant's Employer to take an unpaid leave of absence from the employment of the Employer for any reason, such Participant shall continue to be eligible for the benefits provided in Articles 3, 5, 6, 7, 8 or 9 in accordance with the provisions of those Articles. However, the Participant shall be excused from fulfilling his or her Annual Deferral Amount commitment that would otherwise have been withheld during the remainder of the Plan Year in which the unpaid leave of absence is taken. During the unpaid leave of absence, the Participant shall not be allowed to make any additional deferral elections. However, if the Participant returns to employment, the

         Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

                                  ARTICLE 12
                    Termination, Amendment or Modification

12.1 Termination. Although the Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that the Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, the Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees, by action of its board of directors. Upon the termination of the Plan with respect to the Employer, the Plan Agreements of the affected Participants who are employed by that Employer, shall terminate and their Account Balances shall be determined (i) as if they had experienced a Termination of Employment on the date of Plan termination; or (ii) if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination. Such benefits shall be paid to the Participants as follows: (i) prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, the Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to an Annual Installment Method of up to ten (10) years, with amounts credited and debited during the installment period as provided herein; or (ii) prior to a Change in Control, if the Plan is terminated with respect to less than all of its Participants, the Employer shall be required to pay such benefits in a lump sum; or
         (iii) after a Change in Control, if the Plan is terminated with respect to some or all of its Participants, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided, however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

12.2 Amendment. The Employer may, at any time, amend or modify the Plan in whole or in part by the action of the Board; provided, however, that:
         (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification, and (ii) no amendment or modification of this Section 12.2 or Section 13.2 of the Plan shall be effective. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

12.3 Plan Agreement. Despite the provisions of Sections 12.1 and 12.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the written consent of the Participant.

12.4 Effect of Payment. The full payment of the Participant's Account Balance under Articles 3, 6, 7, 8 or 9 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

                                  ARTICLE 13
                                Administration

13.1 Committee Duties. Except as otherwise provided in this Article 13 this Plan shall be administered by such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to
         (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Bank.

13.2 Administration Upon Change In Control. For purposes of this Plan, the Committee shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Within thirty (30) days following a Change in Control, an independent third party trustee shall be appointed under the Trust and at all times prior to the distribution of all Account Balances under the Plan, the Trust shall not be terminated or modified and an independent third party trustee shall be the trustee of the Trust.

13.3 Agents. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Employer.

13.4 Binding Effect of Decisions. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

13.5 Indemnity of Committee. All Employers shall indemnify and hold harmless the members of the Committee, any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

13.6 Employer Information. To enable the Committee and/or Administrator to perform its functions, the Bank and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.

                                  ARTICLE 14
                         Other Benefits and Agreements

14.1 Coordination with Other Benefits. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                  ARTICLE 15
                               Claims Procedures

15.1 Presentation of Claim. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty
         (60) days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

15.2 Notification of Decision. The Committee shall consider a Claimant's claim within a reasonable time, but no later than ninety (90) days after receiving the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period. In no event shall such extension exceed a period of ninety (90) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. The Committee shall notify the Claimant in writing:

         (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                  (i) the specific reason(s) for the denial of the claim, or any part of it;

                  (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                  (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary;

                  (iv) an explanation of the claim review procedure set forth in Section 15.3 below; and

                  (v) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

15.3 Review of a Denied Claim. On or before sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. The Claimant (or the Claimant's duly authorized representative):

         (a) may, upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits;

         (b)      may submit written comments or other documents; and/or

         (c) may request a hearing, which the Committee, in its sole discretion, may grant.

15.4 Decision on Review. The Committee shall render its decision on review promptly, and no later than sixty (60) days after the Committee receives the Claimant's written request for a review of the denial of the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty (60) day period. In no event shall such extension exceed a period of sixty (60) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. In rendering its decision, the Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         (a)      specific reasons for the decision;

         (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based;

         (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits; and

         (d) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

15.5 Legal Action. A Claimant's compliance with the foregoing provisions of this Article 15 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                  ARTICLE 16
                                     Trust

16.1 Establishment of the Trust. In order to provide assets from which to fulfill the obligations of the Participants and their beneficiaries under the Plan, the Bank may establish a trust by a trust agreement with a third party, the trustee, to which each Employer may, in its discretion, contribute cash or other property, including securities issued by the Bank, to provide for the benefit payments under the Plan, (the "Trust").

16.2 Interrelationship of the Plan and the Trust. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

16.3 Distributions From the Trust. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

                                  ARTICLE 17
                                 Miscellaneous

17.1 Status of Plan. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

17.2 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

17.3 Employer's Liability. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

17.4 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

17.5 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Employer, or to interfere with the right of the Employer to discipline or discharge the Participant at any time.

17.6 Furnishing Information. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

17.7 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

17.8 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

17.9 Governing Law. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Indiana without regard to its conflicts of laws principles.

17.10 Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                                   Lake City Bank
                                   202 E. Center Street
                                   Warsaw, Indiana  46580
                                   Attn: Chief Financial Officer

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

17.11 Successors. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

17.12 Spouse's Interest. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

17.13 Validity. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

17.14 Incompetent. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

17.15 Court Order. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

17.16    Distribution in the Event of Taxation.

         (a) In General. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the
                  Plan). If the petition is granted, the tax liability distribution shall be made within ninety (90) days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

         (b) Trust. If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance therewith, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

17.17 Insurance. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

17.18 Legal Fees. In the event of any dispute under the Plan, the party which is successful on the merits pursuant to a legal judgment, arbitration or settlement shall be entitled to recover from the other party all of the prevailing party's costs of counsel, fees, and expenses incurred.

IN WITNESS WHEREOF, the Bank has signed this Plan document as of December 31, 2003.


                                         LAKE CITY BANK, an Indiana state bank

                  /s/DAvid M. Findlay
           By:    David M. Findlay
                  -------------------------------------------------------------
           Title: EVP & CFO
                  -------------------------------------------------------------

             ACTION REQUIRED: MUST BE RETURNED BY DECEMBER 3, 2003

                                                                    Participant
                                                                Election Form A
                                                     Deferred Compensation Plan


Name (Last, First, Middle Initial)                       Social Security Number

You may use this form to:
     Indicate the amount of your Base Annual Salary, Annual Bonus (earned in
         2004; paid in 2005), and Annual Bonus (earned in 2005; paid in 2006) that you wish to defer during the 2004 Plan Year.
     Elect an optional In-Service Distribution. (Note: If you choose not to elect an In-Service Distribution or you elect to receive less than 100% of your Annual Deferral Amount as an In Service Distribution, the remainder of your Annual Deferral Amount and any related investment gains or losses will be paid to you along with the rest of your vested Account Balance pursuant to the Plan.)
     Allocate new deferrals among the available measurement fund options Select the form of your Retirement Benefit payment.

BASE ANNUAL SALARY      Please select all that apply; fill in the appropriate
DEFERRAL ELECTION       blanks with whole percentages or whole dollars amounts.

[ ] I irrevocably elect to defer _____% or $_________ of my Base Annual Salary earned in 2005 (maximum of 50% of Base Annual Salary).
[ ]  I elect not to defer my 2005 Base Annual Salary.

OPTIONAL IN-SERVICE     This election will include amounts from the Merit
DISTRIBUTION ELECTION   Increase deferral, if elected. Fill in the appropriate
                        blanks with whole percentages or whole dollar amounts.

[ ] I irrevocably elect to receive a lump sum In-Service Distribution of my 2005 Base Annual Salary Deferral Amount and 2005 Merit Increase, as well as any investment gains or losses attributable to such amounts, payable within 60 days of January 1, _________ (must be 2009 or later).

     Please state the percentage or dollar value of the Base Annual Salary Deferral Amount (and any investment gains or losses) you would like to receive as an In-Service Distribution: ____________% or $____________.


2004 ANNUAL BONUS       Please select all that apply; fill in the appropriate
DEFERRAL ELECTION       blanks with whole percentages or whole dollar amounts.

[ ] I irrevocably elect to defer _____% or $_________ of my 2004 Annual Bonus payable in 2005 -or- I elect to defer _____% above $_______ of my 2004 Annual Bonus payable in 2005 (maximum of 100% above $0).
[ ] I elect not to defer my 2004 Annual Bonus payable in 2005.


OPTIONAL IN-SERVICE     Fill in the appropriate blanks with whole percentages or
DISTRIBUTION ELECTION   whole dollar amounts.

[ ] I irrevocably elect to receive a lump sum In-Service Distribution of my
    2004 Annual Bonus Deferral Amount payable in 2005, as well as any investment gains or losses attributable to such amounts, payable within 60 days of January 1, _________ (must be 2009 or later).

    Please state the percentage or dollar value of the 2004 Annual Bonus Deferral Amount payable in 2005 (and any investment gains or losses) you would like to receive as an In-Service Distribution:
    ____________% or $____________.

2005 ANNUAL BONUS       Please select all that apply; fill in the appropriate
DEFERRAL ELECTION       blanks with whole percentages or whole dollar amounts.

[ ] I irrevocably elect to defer _____% or $_________ of my 2005 Annual Bonus payable in 2006 -or- I elect to defer _____% above $_______ of my 2005 Annual Bonus payable in 2006 (maximum of 100% above $0).
[ ]  I elect not to defer my 2005 Annual Bonus payable in 2006.


OPTIONAL IN-SERVICE     Fill in the appropriate blanks with whole percentages
DISTRIBUTION ELECTION   or whole dollar amounts.

[ ] I irrevocably elect to receive a lump sum In-Service Distribution of my 2005 Annual Bonus Deferral Amount payable in 2006, as well as any investment gains or losses attributable to such amounts, payable within 60 days of January 1, _________ (must be 2010 or later).

     Please state the percentage or dollar value of the 2005 Annual Bonus Deferral Amount payable in 2006 (and any investment gains or losses) you would like to receive as an In-Service Distribution:
     ____________% or $____________.


NEW DEFFERALS           Please select in whole percentage increments; the total
ALLOCATION ELECTION     must equal 100%.

I elect to allocate my new deferrals to the following Measurement Funds:

[ ]  Travelers Money Market Fund        _______%   [ ]  Smith Barney Large Cap Growth Port._______%
[ ]  PIMCO Total Return Portfolio       _______%   [ ]  Fidelity VIP Mid-Cap Portfolio     _______%
[ ]  Fidelity Equity Income Portfolio   _______%   [ ]  Scudder VIT Small Cap Index Fund   _______%
[ ]  Fidelity VIP Contra Fund           _______%   [ ]  Templeton International Securities _______%
[ ]  Travelers Equity Index Portfolio   _______%


RETIREMENT BENEFIT      Please select lump sum or annual installments; fill in
DISTRIBUTION ELECTION   the number of years, if necessary.

|X| I elect to receive a Retirement Benefit in the manner indicated below, to the extent allowed by the Plan (select one payment option below). This election will apply to all Retirement Benefits and replaces any similar distribution elections previously made. This election can be modified through a subsequent election if such election is made in accordance with the Plan.
[ ]  A lump sum payment
[ ]  Annual payments for _____ years (up to 20 years).


ACKNOWLEDGED AND AGREED:               ACCEPTED



Signature of Participant     Date      Signature of Committee Member     Date